PRESS RELEASE

Mellanox Technologies, Ltd.

Press/Media Contact
Greg Cross
Zonic Public Relations
+1-925-413-5327
gcross@zonicgroup.com

Investor Contact
ir@mellanox.com

Israel PR Contact
Jonathan Wolf
JWPR Public Relations and Communications
+972-54-22-094-22
yoni@jwpr.co.il

Israel IR Contact
Emanuel Kahana
Gelbart Kahana Investor Relations
+972-3-607-47-17
mano@gk-biz.com

Mellanox Delivers Record Revenue for the First Quarter of 2019
Achieving $305.2 million, up 22% year-over-year
GAAP operating margin 14.6%; Non-GAAP operating margin 28.3%

SUNNYVALE, Calif. and YOKNEAM, ISRAEL — April 16, 2019 - Mellanox® Technologies, Ltd. (NASDAQ: MLNX), a leading supplier of high-performance, end-to-end interconnect solutions for data center servers and storage systems, today announced preliminary financial results for its first quarter ended March 31, 2019.
“Mellanox delivered record revenue in Q1, achieving 5 percent sequential growth and 22 percent year-over-year growth. All of our product lines grew sequentially, showing the benefits of our diversified data center strategy," said Eyal Waldman, president and CEO of Mellanox Technologies. “Our R&D execution has resulted in differentiated products, while at the same time we have generated operating margin of 14.6% on a GAAP basis and 28.3% on a non-GAAP basis. Additionally, we increased cash and short-term investments by $114 million during the quarter.”
“Across InfiniBand and Ethernet product lines, our innovations are driving continued market leadership. Our 200 gigabit HDR InfiniBand solutions are enabling the world’s fastest supercomputers and driving our overall InfiniBand growth. During Q1, HDR InfiniBand connected tens-of-thousands of compute and storage end-points across supercomputing, hyperscale, and cloud datacenters around the globe to achieve breakthrough performance. Our Ethernet solutions continue to penetrate the market for both adapters and switches. Our market leadership in 25 gigabit per second Ethernet solutions is well established, and our 100 gigabit per second solutions are the fastest growing portion of our Ethernet adapter product line. We are also encouraged by the adoption of our BlueField System-on-a-Chip and SmartNIC technology. With further innovations to come, Mellanox is well-positioned to continue its growth trajectory,” Mr. Waldman concluded.

First Quarter 2019 - Highlights

•	Revenue of $305.2 million in the first quarter, an increase of 21.6 percent, compared to $251.0 million in the first quarter of 2018.

•	GAAP gross margins of 64.6 percent in the first quarter, compared to 64.5 percent in the first quarter of 2018.

•	Non-GAAP gross margins of 68.0 percent in the first quarter, compared to 69.0 percent in the first quarter of 2018.

•	GAAP operating income of $44.7 million in the first quarter, compared to $12.0 million in the first quarter of 2018.

•	Non-GAAP operating income of $86.3 million in the first quarter, or 28.3 percent of revenue, compared to $52.1 million, or 20.8 percent of revenue in the first quarter of 2018.

•	GAAP net income of $48.6 million in the first quarter, compared to $37.8 million in the first quarter of 2018.

•	Non-GAAP net income of $86.5 million in the first quarter, compared to $51.4 million in the first quarter of 2018.

•	GAAP net income per diluted share of $0.87 in the first quarter, compared to $0.71 in the first quarter of 2018.

•	Non-GAAP net income per diluted share of $1.59 in the first quarter, compared to $0.98 in the first quarter of 2018.

•	$88.4 million in cash provided by operating activities in the first quarter, compared to $55.4 million in the first quarter of 2018.

•	Cash and investments totaled $552.6 million at March 31, 2019, compared to $438.5 million at December 31, 2018.

Commentary regarding Mellanox Acquisition by NVIDIA
As announced on March 11, 2019, NVIDIA Corporation intends to acquire all the issued and outstanding common shares of Mellanox for $125 per share in cash. The acquisition will unite NVIDIA’s strength in accelerated computing with Mellanox’s expertise in high-performance interconnect technology to address the datacenter market, better serve our customers, and accelerate innovation. Due to the pending acquisition, Mellanox will not hold an earnings conference call and has suspended the practice of providing forward-looking guidance.

Recent Mellanox Press Release Highlights

•	March 18, 2019	Mellanox HDR 200G InfiniBand Deep Learning Acceleration Engines Demonstrates Two Times Higher Performance for Artificial Intelligence (AI) Platforms with NVIDIA
•	March 12, 2019	Mellanox Introduces Breakthrough NVMe SNAP™ Technology to Simplify Composable Storage
•	March 11, 2019	Mellanox and NVIDIA Corporation jointly announce entry into a definitive agreement and plan of merger
•	March 5, 2019	Mellanox Showcases Live System Demonstrations of LinkX™ 200G & 400G Cables & Transceivers at OFC 2019
•	March 4, 2019	Mellanox Propels JD Cloud to New Levels of Performance and Efficiency
•	February 25, 2019	HDR 200G InfiniBand Sets New Performance Records, Accelerating Multiple High-Performance Computing and Artificial Intelligence Platforms Around the World
•	January 30, 2019	Mellanox Delivers Record Fourth Quarter and Annual 2018 Results, Exceeded $1 Billion in Annual Revenue in 2018
•	January 22, 2019	CSC, the Finnish IT Center for Science, and the Finnish Meteorological Institute Select 200 Gigabit HDR InfiniBand to Accelerate Multi-Phase Supercomputer Program
•	January 7, 2019	Mellanox 200 Gigabit HDR InfiniBand to Accelerate a World-Leading Supercomputer at the High-Performance Computing Center of the University of Stuttgart (HLRS)
•	January 3, 2019	Mellanox to Report Fourth Quarter 2018 Financial Results on January 30, 2019

About Mellanox
Mellanox Technologies (NASDAQ: MLNX) is a leading supplier of end-to-end Ethernet and InfiniBand intelligent interconnect solutions and services for servers, storage, and hyper-converged infrastructure. Mellanox’s intelligent interconnect solutions increase data center efficiency by providing the highest throughput and lowest latency, delivering data faster to applications, unlocking system performance and improving security. Mellanox offers a choice of high-performance solutions: network and multicore processors, network adapters, switches, cables, software and silicon, that accelerate application runtime and maximize business results for a wide range of markets including high performance computing, enterprise data centers, cloud, storage, cyber security, telecom and financial services. More information is available at: www.mellanox.com.
Mellanox has achieved and maintained the highest ISS Quality Score possible beginning in May of 2017 and through the date of this release, April 16, 2019.

GAAP to Non-GAAP Reconciliation
To supplement our consolidated financial statements presented in accordance with generally accepted accounting principles (GAAP), Mellanox uses non-GAAP measures of net income which are adjusted from results based on GAAP to exclude share-based compensation expense, amortization expense of acquired intangible assets, acquisition and other charges, restructuring and impairment charges, gain on sale of investment in a private company, non-operating foreign exchange gains and losses, and income tax effects and adjustments. Acquisition and other charges include expenses related to acquisitions of other companies, expenses related to the proxy contest, and expenses related to the pending acquisition of Mellanox by NVIDIA. Restructuring and impairment charges include impairment charges related to our investment in privately-held companies, as well as costs that are the result of restructuring, consisting of employee termination and severance costs, facilities related costs, contract cancellation charges, and impairment of long-lived assets. Gain on sale of investment in a private company represents the realized gain recognized when one of our private company investees was acquired. Non-operating foreign exchange gains and losses include the gains and losses as a result of remeasuring our balance sheet items denominated in foreign currencies and the gains and losses associated with the related hedging instruments. The purpose of income tax effects and adjustments is to exclude tax consequences associated with the above excluded expense items, the non-cash impact on the tax provision pertaining to changes in deferred tax assets associated with carryforward losses, and reversals of valuation allowances. The company believes the non-GAAP results provide useful information to both management and investors, as these non-GAAP results exclude expenses that are not indicative of our core operating results. Management believes it is useful to exclude share-based compensation expense, amortization expense of acquired intangible assets, acquisition and other charges, restructuring and impairment charges, gain on sale of investment in a private company, non-operating foreign exchange gains and losses, and income tax effects and adjustments because it enhances investors' ability to understand our business from the same perspective as management, which believes that such items are not directly attributable to nor reflect the underlying performance of the company's business operations. Further, management believes certain non-cash charges such as share-based compensation, amortization of acquired intangible assets, impairment charges, changes related to the utilization of deferred taxes and the net impact on the company's tax provision for non-GAAP adjustments do not reflect the cash operating results of the business. These measures should be considered in addition to results prepared in accordance with GAAP, but should not be considered a substitute for or superior to GAAP results. These non-GAAP measures may be different than the non-GAAP measures used by other companies. A reconciliation of GAAP to non-GAAP condensed consolidated statements of operations is also presented in the financial statements portion of this release and is posted under the "Investor Relations" section on our website.
Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995
All statements included or incorporated by reference in this release, other than statements or characterizations of historical fact, are forward-looking statements, statements related to trends in the market for our solutions and services, opportunities for our company in 2019 and beyond, future product capabilities and the acquisition of Mellanox by NVIDIA. These forward-looking statements are based on our current expectations, estimates and projections about our industry and business, management's beliefs and certain assumptions made by us, all of which are subject to change.
Forward-looking statements can often be identified by words such as "projects," "anticipates," "expects," "intends," "plans," "predicts," "believes," "seeks," "estimates," "may," "will," "should," "would," "could," "potential," "continue," "ongoing," similar expressions and variations or negatives of these words. These forward-looking statements are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause our actual results to differ materially and adversely from those expressed in any forward-looking statement. The risks and uncertainties that could cause our results to differ materially from those expressed or implied by such forward-looking statements include the continued expansion of our product line, customer base and the total available market of our products, the continued growth in demand for our products, the continued, increased demand for industry standards-based technology, our ability to react to trends and challenges in our business and the markets in which we operate, our ability to anticipate market needs or develop new or enhanced products to meet those needs, the adoption rate of our products, our ability to establish and maintain successful relationships with our OEM partners, our ability to effectively compete in our industry, fluctuations in demand, sales cycles and prices for our products and services, our success converting design wins to revenue-generating product shipments, the continued launch and volume ramp of large customer sales opportunities, our ability to protect our intellectual property rights, our ability to successfully acquire businesses and technologies and to successfully integrate and operate these acquired businesses, our success in realizing the anticipated benefits of mergers and acquisitions, and our ability to obtain debt at competitive rates or in sufficient amounts in order to fund our contractual commitments. Furthermore, the majority of our quarterly revenue are derived from customer orders received and fulfilled in the same quarterly period. We have limited visibility into actual end-user demand as such demand impacts us and our OEM customer inventory balances in any given quarter. Consequently, this introduces risk and uncertainty into our revenue and production forecasts and business planning and could negatively impact our financial results. In addition, current uncertainty in the global economic environment poses a risk to the overall economy as businesses may defer purchases in response to tighter credit conditions, changing overall demand for our products, and negative financial news. Consequently, our results could differ materially from our prior results due to these general economic and market conditions, political events and other risks and uncertainties described more fully in our documents filed with or furnished to the Securities and Exchange Commission. Additionally, there are risks, uncertainties and assumptions in connection with the proposed transaction with NVIDIA including, (i) the risk that the proposed transaction may not be completed in a timely manner or at all, which may adversely affect Mellanox’s business and the price of the ordinary shares of Mellanox, (ii) the failure to satisfy any of the conditions to the consummation of the proposed transaction, including the approval of the merger agreement by the shareholders of Mellanox and the receipt of certain governmental and regulatory approvals, (iii) the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement, (iv) the effect of the announcement or pendency of the proposed transaction on Mellanox’s business relationships, operating results and business generally, (v) risks that the proposed transaction disrupts current plans and operations and the potential difficulties in employee retention as a result of the proposed transaction, (vi) risks related to diverting management’s attention from Mellanox’s ongoing business operations (vii) the outcome of any legal proceedings that may be instituted against us related to the merger agreement or the proposed transaction; and (viii) unexpected costs, charges or expenses resulting from the proposed transaction.
More information about the risks, uncertainties and assumptions that may impact our business is set forth in our annual report on Form 10-K filed with the SEC on February 22, 2019. All forward-looking statements in this press release, are based on information available to us as of the date hereof, and we assume no obligation to update these forward-looking statements. Amounts reported in this release are preliminary and subject to finalization prior to the filing of our next Quarterly Report on Form 10-Q.
Mellanox is a registered trademark of Mellanox Technologies, Ltd. All other trademarks are property of their respective owners.

Mellanox Technologies, Ltd.
Condensed Consolidated Statements of Operations
(in thousands, except per share data, unaudited)

	Three Months Ended March 31,
	2019	2018

Total revenues	$305,217	$251,000
Cost of revenues	108,086	88,998
Gross profit	197,131	162,002
Operating expenses:
Research and development	92,205	86,426
Sales and marketing	40,097	39,494
General and administrative	19,271	16,516
Restructuring and impairment charges	903	7,587
Total operating expenses	152,476	150,023
Income from operations	44,655	11,979
Interest expense	(14)	(1,171)
Other income, net	8,245	638
Interest and other, net	8,231	(533)
Income before taxes on income	52,886	11,446
Provision for (benefit from) taxes on income	4,266	(26,397)
Net income	$48,620	$37,843
Net income per share — basic	$0.90	$0.73
Net income per share — diluted	$0.87	$0.71
Shares used in computing net income per share:
Basic	54,227	51,819
Diluted	55,794	53,646

Mellanox Technologies, Ltd.
Reconciliation of Non-GAAP Adjustments
(in thousands, except percentages, unaudited)

	Three Months Ended March 31,
	2019	2018
Reconciliation of GAAP net income to non-GAAP:
GAAP net income	$48,620	$37,843
Adjustments:
Share-based compensation expense:
Cost of revenues	684	411
Research and development	13,241	8,174
Sales and marketing	5,652	3,599
General and administrative	4,665	2,790
Total share-based compensation expense	24,242	14,974
Amortization of acquired intangibles:
Cost of revenues	9,708	10,883
Research and development	192	192
Sales and marketing	1,844	2,230
Total amortization of acquired intangibles	11,744	13,305
Acquisition and other charges:
Research and development	90	287
Sales and marketing	30	160
General and administrative	4,654	3,831
Total acquisition and other charges	4,774	4,278
Restructuring and impairment charges:
Operating expense	903	7,587
Other income, net	1,755	—
Total restructuring and impairment charges	2,658	7,587
Gain on sale of investment in a private company:
Other income, net	(9,128)	—
Non-operating foreign exchange loss:
Other income, net	2,249	—
Tax effects and adjustments	1,359	(26,604)
Non-GAAP net income	$86,518	$51,383

Reconciliation of GAAP gross profit to non-GAAP:
Revenues	$305,217	$251,000
GAAP gross profit	197,131	162,002
GAAP gross margin	64.6%	64.5%
Share-based compensation expense	684	411
Amortization of acquired intangibles	9,708	10,883
Non-GAAP gross profit	$207,523	$173,296
Non-GAAP gross margin	68.0%	69.0%

Reconciliation of GAAP operating expenses to non-GAAP:
GAAP operating expenses	$152,476	$150,023
Share-based compensation expense	(23,558)	(14,563)
Amortization of acquired intangibles	(2,036)	(2,422)
Acquisition and other charges	(4,774)	(4,278)
Restructuring and impairment charges	(903)	(7,587)
Non-GAAP operating expenses	$121,205	$121,173

Mellanox Technologies, Ltd.
Reconciliation of Non-GAAP Adjustments
(in thousands, except per share data, unaudited)

	Three Months Ended March 31,
	2019	2018

Reconciliation of GAAP income from operations to non-GAAP:
GAAP income (loss) from operations	$44,655	$11,979
GAAP income (loss) from operations %	14.6%	4.8%
Share-based compensation expense	24,242	14,974
Amortization of acquired intangibles	11,744	13,305
Acquisition and other charges	4,774	4,278
Restructuring charges	903	7,587
Non-GAAP income from operations	$86,318	$52,123
Non-GAAP income from operations %	28.3%	20.8%

Shares used in computing GAAP diluted earnings per share	55,794	53,646
Adjustments:
Effect of dilutive securities under GAAP	(1,567)	(1,827)
Total options vested and exercisable	318	821
Shares used in computing non-GAAP diluted earnings per share	54,545	52,640

GAAP diluted net income per share	$0.87	$0.71
Adjustments:
Share-based compensation expense	0.44	0.28
Amortization of acquired intangibles	0.21	0.25
Acquisition and other charges	0.09	0.08
Restructuring and impairment charges	0.05	0.14
Gain on sale of investment in a private company	(0.16)	—
Non-operating foreign exchange loss	0.04	—
Tax effects and adjustments	0.02	(0.50)
Effect of dilutive securities under GAAP	0.04	0.03
Total options vested and exercisable	(0.01)	(0.01)
Non-GAAP diluted net income per share	$1.59	$0.98

Mellanox Technologies, Ltd.
Condensed Consolidated Balance Sheets
(in thousands, unaudited)

	March 31,	December 31,
	2019	2018
ASSETS
Current assets:
Cash and cash equivalents	$75,352	$56,766
Short-term investments	477,211	381,724
Accounts receivable, net	171,718	150,625
Inventories	95,656	104,381
Other current assets	23,320	16,942
Total current assets	843,257	710,438
Property and equipment, net	107,509	105,334
Severance assets	5,067	17,043
Intangible assets, net	166,686	179,328
Right of use assets	65,733	—
Goodwill	473,916	473,916
Deferred taxes and other long-term assets	95,605	101,139
Total assets	$1,757,773	$1,587,198
LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities:
Accounts payable	$63,349	$70,336
Accrued liabilities	145,901	121,878
Deferred revenue	22,840	20,558
Lease liability, current	17,730	—
Total current liabilities	249,820	212,772
Accrued severance	6,145	21,645
Deferred revenue	19,565	18,665
Lease liability, long term	53,660	—
Other long-term liabilities	33,673	32,468
Total liabilities	362,863	285,550
Shareholders’ equity:
Ordinary shares	236	233
Additional paid-in capital	1,023,943	982,677
Accumulated other comprehensive income (loss)	2,322	(1,051)
Retained earnings	368,409	319,789
Total shareholders’ equity	1,394,910	1,301,648
Total liabilities and shareholders’ equity	$1,757,773	$1,587,198

Mellanox Technologies, Ltd.
Condensed Consolidated Statement of Cash Flows
(in thousands, unaudited)

	Three months ended March 31,
	2019	2018

Cash flows from operating activities:
Net income	$48,620	$37,843
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	23,962	26,442
Deferred income taxes	—	(26,827)
Share-based compensation	24,242	14,974
Gain on short-term investments, net	(2,758)	(886)
Gain on sale of investment in a private company	(9,128)	—
Impairment charges	2,544	139
Changes in assets and liabilities:
Accounts receivable	(21,093)	11,316
Inventories	7,293	(5,654)
Prepaid expenses and other assets	(3,552)	(1,349)
Accounts payable	(7,407)	3,911
Accrued liabilities and other liabilities	25,709	(4,504)
Net cash provided by operating activities	88,432	55,405
Cash flows from investing activities:
Purchase of severance-related insurance policies	(90)	(317)
Purchase of short-term investments	(191,203)	(20,899)
Proceeds from sales and maturities of short-term investments	99,256	37,047
Proceeds from sale of investment in a private company	16,887	—
Purchase of property and equipment	(7,686)	(7,226)
Purchase of intangible assets	(1,678)	(6,315)
Purchase of investments in private companies	—	(2,500)
Net cash used in investing activities	(84,514)	(210)
Cash flows from financing activities:
Principal payments on term debt	—	(39,000)
Payments on intangible asset financings	(2,303)	(2,173)
Proceeds from issuances of ordinary shares through employee equity incentive plans	17,027	14,058
Net cash provided by (used in) financing activities	14,724	(27,115)
Net increase in cash, cash equivalents, and restricted cash	18,642	28,080
Cash, cash equivalents, and restricted cash at beginning of period	64,650	70,498
Cash, cash equivalents, and restricted cash at end of period	$83,292	$98,578